UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(1st Amendment)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023 (November 9, 2022)

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2023, Surgalign Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other items, its preliminary financial results for the year ended December 30, 2022. A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On November 9, 2022, Surgalign Holdings, Inc. (“Surgalign” or the “Company”) filed a Form 8-K with the Securities and Exchange Commission announcing Board approval of a companywide restructuring plan. This focus of the restructuring plan was to reduce the Company’s cash burn, while simultaneously pursuing product rationalization initiatives to help the Company drive growth in the most valuable and profitable parts of its business (Digital Health and core hardware assets). The Company is filing this amended report on Form 8-K/A to update its disclosures concerning costs associated with the restructuring.

One of the key focus areas of the restructuring plan is product rationalization. The Company targeted products with declining revenue, lower or limited growth opportunities, and those that generated low ROI. The process of rationalizing the products is currently underway and is expected to be finished by the middle of 2023. As part of this product rationalization, the Company expects to incur an inventory write down of approximately $12.5m - $15.5 million in its fourth quarter of 2022 for the period ended December 31, 2022. All other charges and costs disclosed within the November 9, 2022, Form 8-K have been confirmed with no changes.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: March 6, 2023	By:	/s/ Paolo G. Amoruso
	Name:	Paolo G. Amoruso
	Title:	General Counsel and Corporate Secretary